Income Taxes	3 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Total income tax expense is different from the amount determined by multiplying earnings before income taxes by the statutory Federal tax rate of 35%. As of March 31, 2014, the Company’s effective tax rate is 22.5% compared to 30.7% as of March 31, 2013. Income tax expense included a tax benefit of $4,000 attributable to the reduction of the deferred tax liability associated with the equalization reserves of our Luxembourg reinsurer.

There were no unrecognized tax benefits at March 31, 2014 and December 31, 2013 that, if recognized, would affect the Company’s effective tax rate.

The Company recognizes interest expense related to unrecognized tax benefits in tax expense, net of Federal income tax. There were no accrued interest and penalties recognized in the Company’s condensed consolidated statements of comprehensive income for the three months ended March 31, 2014 and 2013. During the three months ended March 31, 2014 and 2013, there was no interest related to unrecognized tax expense in the condensed consolidated statements of income. The Company has no penalties included in calculating its provision for income taxes. All tax liabilities are payable to the Internal Revenue Service (“IRS”).

The only event reasonably possible to occur within 12 months of the reporting date is the addition of the most recent year to the Company’s tax contingency reserves and the release of the oldest year for which taxes are reserved. The projected net movement in the Company’s tax contingency reserves resulting from this projected movement is not considered to be material by the Company.

The Company’s subsidiaries are currently open to audit by the IRS for the year ended December 31, 2010 and, thereafter, for Federal tax purposes.